Let’s take on tomorrow. Investor Presentation: Q1’25 April 2025

Let’s take on tomorrow. 2 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2024, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Let’s take on tomorrow. 3 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers Bancorp Franchise Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA FTE Employees 802 Total Assets $22.4B Data as of 3/31/2025 41 Banking Industry Benchmark1 73 Customers Bank Net Promoter Score Measuring business customer satisfaction and loyalty Community Banking Serves small and medium sized businesses and individuals • Regional Community C&I • Multifamily and Investment CRE • SBA • Residential Mortgages Corporate and Specialized Banking Serves sophisticated business customers • Commercial Banking Teams • Venture Banking • Fund Finance • Healthcare • Real Estate Specialty Finance • Financial Institutions Group • Equipment Finance • Mortgage Finance Digital Banking Loan and deposit products delivered digitally Commercial: • Transaction Banking (Payments & Treasury Services, cubiX) • Fintech Banking Consumer: • Personal Loans • Checking & Savings 1. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents.

Customers Bank: "Built to Last"

customers bancorp
Let's take on tomorrow.

Customers Bank's 3 Core Tenants

① Clear Strategic Direction

Place the Client at the Center of Everything We Do:

Aligning **our Clients' objectives** with our own allows us to successfully execute **our strategic priorities.**

1. **Deliver personal, high-touch** service through a **single point of contact** model
2. **Client-centric and entrepreneurial culture** continues to drive franchise value
3. **Differentiated platform** and unique culture consistently attract **top talent**

Client Centric Focus | Single Point of Contact | Consistent Recruiter of Top Talent

② Key Financial Performance Drivers

Deliver Solid Financial Results across the Organization:

CUBI has transformed itself into a **leading diversified tech-forward bank.**



Revenue
$ millions
15%[2]
$358
$715
2019
2024



Core EPS[1]
per share
20%[2]
$2.28[3]
$5.60
2019
2024



TBV per Share[1]
$
16%[2]
$26.17
$54.08
2019
2024

- ***#1[4] 5 Year Core EPS CAGR***
- ***#1[4] 5 Year TBVPS CAGR***
- ***Top 5[4] 5 Year Revenue CAGR***

③ Strong Risk Management

Enhance the Bank's Risk Framework and Infrastructure:

Strategically enhancing our risk management infrastructure and compliance practices with a goal to **exceed expectations** and position risk management as a **competitive advantage.**

1. **The Right** People
2. **Strategic** Technology
3. **Strong** Processes & Controls

Implementation → **Sustainability** → **Continued Investment in CUBI**

1. Non-GAAP measure, refer to appendix for reconciliation
2. CAGR from FY2019 to FY2024
3. Originally reported 2019 Core EPS of $2.28 which was recast to $2.35 to reflect the results of discontinued operations
4. Based on publicly traded US bank holding companies with assets between $20 billion and $100 billion with reported YE 2019 and YE 2024 financial data

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

4

Key Accomplishments

customers bancorp
Let's take on tomorrow.

Accretive Deposit Performance

Average cost of deposits decline by 25 basis points in the quarter

Strong net non-interest bearing deposits inflows from traditional commercial teams

Continued momentum on deposit transformation

Robust Loan Growth

Bucking the industry trend with 12% annualized loan growth[1] through market share gains

Robust growth from diversified products across the franchise

Net Interest Income & Net Interest Margin (NIM)

Interest expense reduction led NIM expansion

Positive business drivers for NII and NIM expansion in the medium-term

Operational Excellence & Strategic Investments

Surpassed original targets for initial operational excellence initiative providing capacity for investments in enhanced talent, technology and risk management

Core non-interest expense[2] as percent of average assets is the lowest among regional bank peers[3]

Tangible Book Value Growth

Tangible book value per share approaching $55 per share[2]

Tangible book value per share CAGR of 15% over the last approximately five years[2,4]

Strategic Balance Sheet Repositioning

Identified targeted securities portfolio repositioning to improve structural liquidity, enhance credit profile, benefit margin and extend duration

Utilizing strong capital position and robust organic capital generation

Maintaining Superior Credit Quality

NPA ratio remains at low level of 26 bps, lower than regional bank peer[3] median

Reserves to NPLs remain strong at 324%

Strong Capital & Liquidity

CET1 remains in excess of our target of ~11.5%

Immediately available liquidity to uninsured deposits is 155%[5]

1. Total Gross loans (HFI+HFS) annualized growth. Gross loans-HFI annualized loan growth of 17%
2. Non-GAAP measure, refer to appendix for reconciliation
3. 2025 proxy peers as disclosed in appendix that have reported earnings data before market open on April 24, 2025
4. FY 2019 to Q1'2025
5. Uninsured deposits (estimate) of $7.3 billion to be reported on the Bank's call report, less deposits of $1.5 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $198.9 million

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

5

6 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q1’25 (vs. Q4’24) Profitability Balance Sheet Credit 3.13% vs. 3.11% NIM $22.4B +1% Total Assets 0.26% +1 bps NPA Ratio $15.1B +3% Total Loans and Leases $43.5M +1% NPLs Financial Highlights - GAAP Highlights Q1’25 EARNINGS REVIEW Total Deposits $18.9B +0% Reserves to NPLs 324% vs. 316% $0.29 Diluted EPS $9.5M Net Income ROCE 2.2% ROAA 0.23% vs. 0.48%

7 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q1’25 (vs. Q4’24) Profitability Balance Sheet Credit 3.13% vs. 3.11% NIM $22.4B +1% Total Assets 0.26% +1 bps NPA Ratio $15.1B +3% Total Loans and Leases $43.5M +1% NPLs Financial Highlights - Core Highlights Q1’25 EARNINGS REVIEW Total Deposits $18.9B +0% Reserves to NPLs 324% vs. 316% $1.54 Core EPS1,2 $50.0M Core Earnings1,2 Core ROCE1,2 11.7% Core ROAA1,2 0.97% vs. 0.86% 1. Excludes pre-tax impairment loss on investment securities of $51.3 million, gain on investment securities of $0.2 million, derivative credit valuation adjustment of $0.3 million, and unrealized losses on loans held for sale of $0.7 million. 2. Non-GAAP measure, refer to appendix for reconciliation Core PTPP ROAA1,2 1.70% vs. 1.51%

8 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Continued Execution of Deposit Franchise Transformation Average cost of deposits 2.82% ACCRETIVE DEPOSIT PERFORMANCE 3.07% $4.7 (26%) $5.7 $7.6 Q1’24 $4.5 $5.9 $7.3 Q2’24 $4.7 $5.6 $7.8 Q3’24 $5.6 $5.6 $7.7 Q4’24 $5.6 (29%) $5.1 $8.2 Q1’25 $18.0 $17.7 $18.1 $18.8 $18.9 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA New Banking Team Deposits1 $ millions 1. Includes venture banking team hired in Q2’23 and commercial banking teams hired in Q2’24 Commercial Client Deposit Accounts • Average cost of deposits declined 25 basis points in Q1’25 • Strong noninterest bearing deposit growth from traditional commercial teams in Q1’25 • Strategic reduction in interest bearing DDA balances as part of deposit remix 11,092 12,568 13,595 15,383 11,000 13,000 15,000 21,000 2019 2020 2021 13,769 2022 2023 20,401 2024 21,106 Q1 2025 +50%+ Q1’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 $95 $635 $850 $1,396 $1,729 $2,130 ~$2+ bn New Banking Teams Percent of CUBI Deposits 11%1%

ACCRETIVE DEPOSIT PERFORMANCE

Team Recruitment Driving Franchise Value

customers bancorp

Let's take on tomorrow.

CUBI Join Date

2023 — 2024 — 2025+

Venture Banking Team

Deposits: $0.9B

- Top 5 competitor in venture banking ecosystem and highly attractive funding channel
- Team is approximately self funded


$95
$840
$858
Q1'23
Q4'24
Q1'25
Deposit Balance ($M)
Average Account Size: ~**$1.6M**

Commercial Banking Teams

Deposits: $1.3B

- 10 highly experienced commercial banking teams with **granular** and holistic banking relationships
- **Achieved profitability in Q1'25**


$0
$889
$1,271
Q1'24
Q4'24
Q1'25
Deposit Balance ($M)
Average Account Size: ~**$250K**

Next Phase of Growth

New Team Recruitment

- Continue to attract franchise enhancing top talent


Entrepreneurial Culture
Recruiter of Top Talent
Client-Driven Tech Solutions
Comp. Model Driven by Client Success
Single Point of Contact

✓ **Deepen market share** in existing geographies

✓ Bolster slate of **specialized deposit focused verticals**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

9

ROBUST LOAN GROWTH

Industry Leading Loan Growth With Contributions Diversified Across The Franchise

customers bancorp

Let's take on tomorrow.

Loans - HFI

$ billions

- Commercial HFI loan growth of $460 million or 3% QoQ
- Strong pipeline diversified across business units creating continued opportunity for growth with holistic relationships



7.05%
7.17%
6.99%
6.78%
6.57%
Yield on Loans
$12.9
$0.8
$5.6
$6.5
$13.3
$0.8
$5.5
$7.0
$13.8
$0.7
$5.7
$7.4
$14.4
$0.7
$5.8
$7.9
$15.1
$0.9
$5.9
$8.2
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Corporate & Specialized Banking
Community Banking
Consumer Installment HFI

QoQ Loan Growth[1] by Verticals

$ millions

- Top growth verticals included commercial banking teams, CRE, healthcare, mortgage finance and equipment finance
- Diversified loan growth focused on adding franchise value



New Commercial Banking Teams
$287
CRE2
$157
Consumer Installment3
$153
Healthcare
$77
Mortgage Finance
$37
Equipment Finance
$37
Venture Banking
$27
Other4
-$23
Fund Finance
-$140
Total
$612

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. HFI loan growth
2. Growth in Investment CRE and Multifamily
3. Includes $134 million of consumer installment HFS loans transferred to HFI as the Bank elected to retain these loans in connection with sunsetting of an arrangement with a fintech company, which was recently acquired by a bank
4. Includes Regional Community Banking C&I, Real Estate Specialty Finance, Mortgages, SBA, Financial Institution Group, PPP

10

NET INTEREST INCOME & NET INTEREST MARGIN

Continued Margin Expansion in the Quarter Driven by Reduction in Funding Costs

customers bancorp

Let's take on tomorrow.

Net Interest Income

$ millions



$160.4
$167.8
$167.4
Q1'24
Q4'24
Q1'25
Net Interest Margin (%)
3.10%
3.11%
3.13%

Interest Income

$ millions



$331.8
$329.9
$314.9
Q1'24
Q4'24
Q1'25

Interest Expense

$ millions



$171.4
$162.1
$147.5
-9%
Q1'24
Q4'24
Q1'25

Key Highlights

- 2 basis points margin expansion in the quarter primarily driven by decline in deposit costs
- $2.0+ billion high quality deposit pipeline driving opportunity to remix higher cost deposits and further reduce interest expense
- Robust loan pipeline to be converted to support interest income regardless of the rate environment

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

11

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

Peer Leading Efficiency While Investing In Our Business

customers bancorp

Let's take on tomorrow.

Core Non-Interest Expense[1]

$ millions

- Strong core efficiency ratio[1] while continuing to invest in the franchise
- Core non-interest expenses[1] declined 5% as ongoing operational excellence initiatives took hold providing capacity for reinvestment



Core Efficiency Ratio
54.2%
53.5%
61.7%
56.1%
52.7%
$98.7
$100.7
$103.4
$108.6
$102.8
-5%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is the lowest among regional bank peers[2]



Top Quartile (2.05%)
Median (2.16%)
1.87%
CUBI
CUBI (Q1'25)
Regional Bank Peers (Q1'25)

1. Non-GAAP measure, refer to appendix for reconciliation
2. 2025 proxy peers as disclosed in appendix that have reported earnings data before market open on April 24, 2025

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

12

13 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED c OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS $20+ Million Expense initiatives • Technology platform consolidation • IT application rationalization • Strategic realignmentEx pe ns es Fe es Treasury management fee income from clients using instant payments and other products Total Achieved $30 Million In Operational Excellence; $10 Million Higher Than Initial Target of $20 Million Achieved Annual Run-Rate of Higher Fees of $8 million Achieved Annual Run-Rate Saving of $22 million TARGET STATUS Savings Used to Invest in the Franchise • Strategic realignment • Technology platform & IT application rationalization • Additional Opportunities $30 Million Annual Run-Rate

14 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Approaching $55 Per Share 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q1’25 inclusive of impact of AOCI mark-to-market; Q4’19 and Q1’25 AOCI impact of $(0.04) and $(2.15)per share, respectively 3. 2025 proxy peers as disclosed in appendix that have reported earnings data before market open on April 24, 2025 $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 $54.74 2019 2020 2021 2022 2023 2024 Q1’25 +13% TANGIBLE BOOK VALUE GROWTH • Tangible book value1 has more than doubled over the last five years2 • 5-year+ CAGR in TBV1 of 15%2 compared to 7% for regional bank peers3 Key Highlights 15%2

15 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 15.9% 15.8% 15.4% 14.9% 14.6% Total Risk-Based Capital percent 7.3% 7.7% 7.7% 7.6% 7.7% TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 30 bps in Q1’25 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 12.6% 12.8% 12.5% 12.1% 11.7% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • TCE/TA3 up over 40 bps YoY inclusive of balance sheet growth, securities repositioning and share repurchases • CET1 remains in excess of ~11.5% target Q1’24 Q2’24 Q3’24 Q4’24 8.0%2 Key Highlights AOCI Q1’251

16 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent 0.17% 0.23% 0.22% 0.25% 0.26% NPAs % of Total Assets percent Credit Metrics Remain Stable 0.14% 0.25% 0.24% 0.13% 0.22% 3.26% 2.74% 2.51% 2.67% 2.78% 0.55% 0.56% 0.50% 0.41% 0.48% Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY v NPAs % of Total Assets Q1’25, percent CUBI Regional Bank Peers1 0.26% 0.33% -7 bps 1. 2025 proxy peers as disclosed in appendix that have reported earnings data before market open on April 24, 2025 2. As of Q1’25; Excludes owner occupied CRE; 34% total CRE including owner occupied CRE 3. As of Q4’24; 2025 proxy peers 15% 7% 10% 30%1% 7% CUBI2 Regional Bank Peers3 26% 46% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent V• Reserves to NPLs remain strong at 324% • NPA to total assets remain low at 26 bps Q1’24 Q2’24 Q3’24 Q4’24 Q1’25

17 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2025 Management Outlook Metrics Prior Outlook FY 2025 Core Efficiency Ratio Low-mid 50’s 5% - 9%Deposit Growth Loan Growth Net Interest Income 7% - 10% 3% - 7% Tax Rate 22% - 25% CET1 (%) 11.5% FY 2024 56% $18.8B $14.7B $654M 19% 12.1% Current Outlook FY 2025 High end of the range Notes 6% - 10% normalizing for higher accretion in 2024

Concluding Perspectives

customers bancorp
Let's take on tomorrow.

Deposit Franchise Transformation

Lowered deposit costs by 25 basis points in the quarter

Transforming the deposit franchise by improving the cost and quality of deposits

Robust Loan Growth

12% annualized loan growth[1] in Q1'25 contrasting with industry trends

Robust pipeline to continue to originate franchise enhancing loan growth and take market share

Net Interest Income / Net Interest Margin

Net interest margin expansion led by reduction in interest expense

Net interest income expansion opportunities on both sides of the balance sheet

Strategic Outlook

Well-positioned to win new client relationships

Focused and differentiated strategy executed by top tier talent

Client-centric culture continues to drive franchise value

1. Total Gross loans (HFI+HFS) annualized growth. Gross loans-HFI annualized loan growth of 17%

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

18

ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Raymond James Steve Moss B. Riley Securities, Inc. Hal Goetsch

APPENDIX

Let’s take on tomorrow. 21 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED What Makes Customers Bank Unique? CULTURE High-Touch and Branch-Lite Model Single Point of Contact Consistent Recruiter of Top Talent Sufficient Scale, Yet Nimble Client Centric Focus Sophisticated Product Offerings Target Top 3-5 National Competitor in Focused Set of Verticals Entrepreneurial Culture Banking Entrepreneurs FOCUS STRATEGY Ranked #1 among banks with $10 billion to $50 billion in assets

22 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Continue deposit transformation and grow loan portfolio Operational excellence with revenue and expense initiatives utilized to reinvest into the franchise Let’s take on tomorrow. 2025 Priorities 1 2 3 Strengthen risk management platform through continued enhancements across people, process, and technology Maintain strong capital base, liquidity, and credit quality 4 Client-centric culture resulting in high client satisfaction rates 6 Grow net interest income led by interest expense reduction combined with franchise enhancing loan growth 5

23 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Total Loans HFI percent, Q1’20 5 Year Loan Book Transformation Driving Franchise Value Deemphasized less strategic and higher credit risk verticals by reallocating balance sheet into franchise enhancing specialized C&I verticals with lower credit risk and strong relationships Increased diversification by strategic reduction in concentration of select verticals: • Mortgage Finance: 25% to 10% • Multifamily: 20% to 15% • Consumer Installment: 13% to 6% Increase in specialized lending verticals: • Fund Finance: 7% to 19% • Venture Banking: 0% to 6% • Real Estate Specialty Finance: 0% to 3% 9% 7% 25% 4%20% 5% 12% 4% 13% Total: $10.3 billion Total Loans HFI percent, Q1’25 Total: $15.1 billion 11% 19% 10% 6% 6% 15% 8% 10% 4% 6% Regional C&I Fund Finance Mortgage Finance Equipment Finance Venture Banking Real Estate Specialty Finance Other Multifamily CRE OO CRE NOO Construction Mortgages Consumer Installment HFI 1% 2% 3% 1% Mortgages Consumer Installment HFI

24 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. 0 Demonstrated Sustainable Organic Growth Increasing Revenue, EPS and TBVPS at 15%+ CAGR Over the Last Five Years Total Revenue CAGR FY’19-FY’24, percent Core EPS1,2 CAGR FY’19-FY’24, percent Tangible Book Value1 CAGR Q4’19-Q4’24, percent 1. Non-GAAP measure, refer to appendix for reconciliation 2. Originally reported 2019 Core EPS of $2.28 which was recast to $2.35 to reflect the results of discontinued operations 3. Based on publicly traded US bank holding companies with assets between $20 billion and $100 billion with reported YE 2019 and YE 2024 financial data CUBI Top Quartile $20B- 100B US Banks3 15% 10% CUBI Top Quartile $20B- 100B US Banks3 20% 7% CUBI Top Quartile $20B- 100B US Banks3 16% 7% Differentiated Performance Relative to Industry • CUBI 5-year CAGR growth in Revenue, Core EPS1 and TBV1 greater than top quartile of $20-100 billion US banks3 • #1 EPS and TBVPS compounder among $20-100 billion US banks3

25 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Liquidity Position Immediately Available Liquidity $ billions $3.8 $0.9 $4.4 Q4’24 $3.4 $1.2 $4.0 Q1’25 $9.1 $8.7 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits (estimate) of $7.3 billion to be reported on the Bank’s call report, less deposits of $1.5 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $176.2 million 2. 2025 proxy peers as disclosed in appendix that have reported earnings data before market open on April 24, 2025 STRONG CAPITAL AND LIQUIDITY • Immediately available liquidity to uninsured deposits1 of 155% • Total overall liquidity of $10.0 billion as of Q1’25 Loans-HFI to Deposits Q1’25, percent CUBI Regional Bank Peers2 80% 86% Borrowings % of Total Liabilities Q1’25, percent CUBI Regional Bank Peers2 7% 5%

26 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 16% 42% 38% 5% FICO Score1 660-679 680-699 700-749 750+ 21% 32%25% 14% 6% 0% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 15% 41% 43% <$50K $50K -$100K >$100K 19% 11% 19%27% 23% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 56% 23% 16% 5% Personal Loan Specialty Home Improvement Student Loan 98% 1% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~739 Average DTI1 ~20% Average Borrower Income ~$104k Weighted average life of ~2.2 years Note: Data as of March 31, 2025; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

27 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q1’25 Securities Portfolio Characteristics • Spot yield: 5.50%1 • Effective duration: 3.6 years1 • Floating rate securities: ~22%1 • Credit rating: 66% AAA with only 4% at BB1 Investment Securities – HTM percent, Q1’25 • Spot yield: 3.95% • Effective duration: 4.1 years • Floating rate securities: 28% • Credit rating: 51% AAA with no rated securities non- investment graded • ABS: $0.4 billion of credit enhanced asset backed securities 56% 44% MBS & CMO Credit Enhanced ABS Total: $0.9 billion 16% 40% 44% AFS Securities intend to sell $534 million 23% 17% 58% 2% Corporate ABS Other MBS & CMO Total: $2.1 billion MBS & CMO Corporate ABS 1. Excludes portion of portfolio identified for sale as of March 31, 2025

Aggregated Opportunistic Balance Sheet Repositioning Over Last 2 Quarters

customers bancorp
Let's take on tomorrow.

Details

Securities Reduced	~$1.1 billion
Weighted Average Book Yield	4.42%
Weighted Average Risk Weight	72%
Impact	~7.4% pre-tax loss

Use of Proceeds

1. **Higher Yielding Securities** — ~$400 million fixed rate GNMA pass through securities at 5.3% weighted average yield and 0% RWA
2. **Strategically Aligned Loan Growth** — ~$600 million in loans, aligned with CUBI strategic priorities

Benefits to the Franchise

- Asset sensitivity further reduced with extended duration
- Credit profile enhanced
- Pro-forma margin expansion
- Structural liquidity improvement with reduction of non-HQLA

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

28

2025 Proxy Peers

customers bancorp

Let's take on tomorrow.

- Atlantic Union
- Commerce
- FB Financial
- First Busey
- F.N.B
- Fulton
- Independent
- Old National
- Pinnacle
- TowneBank
- United Community

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

Note: Excludes the following banks due to lack of available disclosure –Ameris, Associated Banc-corp, Axos, BankUnited, Community Bank System, Eastern, First Financial, First Merchants, Northwest, Provident, Sandy Spring (removed following its April 1, 2025 completed merger with Atlantic Union Bankshares), United Bankshares, WesBanco, WSFS

29

30 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 1Q 25 4Q 24 QoQ Change Cash and Cash Equivalents $3,428,691 $3,785,931 ($357,241) FHLB Available Borrowing Capacity $1,235,992 $947,968 $288,024 FRB Available Borrowing Capacity $3,986,593 $4,357,519 ($370,926) Investments (MV AFS + HTM) Agency & Non-Agency MBS & CMO $1,714,380 $1,720,406 ($6,027) Corporates $482,361 $516,330 ($33,969) ABS (1) $765,858 $740,639 $25,218 Other AFS $33,118 $34,256 ($1,138) Less: Pledged Securities HTM & AFS ($1,673,361) ($1,715,501) $42,140 Net Unpledged Securities $1,322,355 $1,296,130 $26,225 $9,973,631 $10,387,549 ($413,918)

Allowance for Credit Losses for Loans and Leases

customers bancorp
Let's take on tomorrow.

($ in thousands)	March 31, 2025 Amortized Cost[1]	March 31, 2025 Allowance for Credit Losses	March 31, 2025 Lifetime Loss Rate[2]	December 31, 2024 Amortized Cost	December 31, 2024 Allowance for Credit Losses	December 31, 2024 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 7,244,462	$ 30,584	0.42 %	$ 7,024,770	$ 29,379	0.42 %
Multifamily	2,322,123	18,790	0.81 %	2,252,246	18,511	0.82 %
Commercial Real Estate Owner Occupied	1,139,126	10,780	0.95 %	1,100,944	10,755	0.98 %
Commercial Real Estate Non-Owner Occupied	1,438,906	18,058	1.25 %	1,359,130	17,405	1.28 %
Construction	154,647	1,264	0.82 %	147,209	1,250	0.85 %
Total Commercial Loans and Leases Receivable	$ 12,299,264	$ 79,476	0.65 %	$ 11,884,299	$ 77,300	0.65 %
Consumer:						
Residential Real Estate	$ 496,772	$ 6,163	1.24 %	$ 496,559	$ 5,968	1.20 %
Manufacturing Housing	31,775	3,800	11.96 %	33,123	3,829	11.56 %
Installment	728,009	51,637	7.09 %	713,653	49,678	6.96 %
Total Consumer Loans Receivable	$ 1,256,556	$ 61,600	4.90 %	$ 1,243,335	$ 59,475	4.78 %
Total Loans and Leases Receivable – Held for Investment	$ 13,555,820	$ 141,076	1.04 %	$ 13,127,634	$ 136,775	1.04 %

1. Excludes mortgage finance reported at fair value, loans held for sale
2. Utilized Moody's March 2025 baseline and adverse forecast scenario with qualitative adjustments for Q1'25 provision for credit losses
3. Utilized Moody's December 2024 baseline and adverse forecast scenario with qualitative adjustments for Q4'24 provision for credit losses

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

31

32 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Earnings and Adjusted Core Earnings - Customers Bancorp

	Q1 2025		Q4 2024		Q3 2024		Q2 2024		Q1 2024	
(dollars in thousands, except per share data)	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share
GAAP net income to common shareholders	$ 9,523	$ 0.29	$ 23,266	$ 0.71	$ 42,937	$ 1.31	$ 54,300	$ 1.66	$ 45,926	$ 1.40
Reconciling items (after tax):										
Severance expense	—	—	1,198	0.04	540	0.02	1,928	0.06	—	—
Impairment loss on investment securities	39,875	1.23	—	—	—	—	—	—	—	—
(Gains) losses on investment securities	(124)	0.00	20,035	0.62	(322)	(0.01)	561	0.02	57	0.00
Derivative credit valuation adjustment	210	0.01	(306)	(0.01)	185	0.01	(44)	(0.00)	169	0.01
Legal settlement	—	—	157	0.00	—	—	—	—	—	—
Unrealized losses on loans held for sale	518	0.02	110	0.00	498	0.02	—	—	—	—
FDIC special assessment	—	—	—	—	—	—	138	0.00	380	0.01
Unrealized (gain) on equity method investments	—	—	(292)	(0.01)	—	—	(8,316)	(0.25)	—	—
Core earnings	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 43,838**	**$ 1.34**	**$ 48,567**	**$ 1.49**	**$ 46,532**	**$ 1.42**
One-time non-interest expense items recorded in 2024 (after-tax):										
Deposit servicing fees prior to 2024	—	—	—	—	—	—	—	—	5,405	0.16
FDIC premiums prior to 2024	—	—	—	—	—	—	—	—	3,200	0.10
Non-income taxes prior to 2024	—	—	—	—	(2,457)	(0.07)	—	—	—	—
Total one-time non-interest expense items	—	—	—	—	(2,457)	(0.07)	—	—	8,605	0.26
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 41,381**	**$ 1.26**	**$ 48,567**	**$ 1.49**	**$ 55,137**	**$ 1.68**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

33

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Earnings and Adjusted Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	2024 USD	2024 Per share	2023 USD	2023 Per share	2022 USD	2022 Per share	2021 USD	2021 Per share	2020 USD	2020 Per share	2019 USD	2019 Per share
GAAP net income to common shareholders	$ 166,429	$ 5.09	$ 235,448	$ 7.32	$ 218,402	6.51	$ 300,134	8.91	$ 118,537	$ 3.74	$ 64,868	$ 2.05
Reconciling items (after tax):												
(Income) loss from discontinued operations	–	–	–	–	–	–	39,621	1.18	10,461	0.33	–	–
Severance expense	3,666	0.11	1,251	0.04	1,058	0.03	1,517	0.05	–	–	373	0.01
Impairments on fixed assets and leases	–	–	98	0.00	1,051	0.03	1,118	0.03	–	–	–	–
Merger and acquisition related expenses	–	–	–	–	–	–	320	0.01	1,038	0.03	76	–
Loss on sale of consumer installment loans	–	–	–	–	18,221	0.54	–	–	–	–	–	–
Loss on sale of capital call lines of credit	–	–	3,914	0.12	–	–	–	–	–	–	–	–
(Gains) losses on investment securities	20,331	0.62	407	0.01	18,926	0.56	(26,015)	(0.77)	(17,412)	(0.55)	(1,912)	(0.06)
Loss on sale of foreign subsidiaries	–	–	–	–	–	–	2,150	0.06	–	–	–	–
Loss on cash flow hedge derivative terminations	–	–	–	–	–	–	18,716	0.56	–	–	–	–
Derivative credit valuation adjustment	4	0.00	219	0.01	(1,243)	(0.04)	(1,285)	(0.04)	5,811	0.18	811	0.03
Risk participation agreement mark-to-market adjustment	–	–	–	–	–	–	–	–	(1,080)	(0.03)	–	–
Legal settlement	157	0.00	–	–	–	–	897	0.03	258	0.01	1,520	0.05
Unrealized losses on loans held for sale	608	0.02	–	–	–	–	–	–	1,913	0.06	–	–
Deposit relationship adjustment fees	–	–	–	–	–	–	4,707	0.14	–	–	–	–
Loss on redemption of preferred stock	–	–	–	–	–	–	2,820	0.08	–	–	–	–
Tax on surrender of bank-owned life insurance policies	–	–	4,141	0.13	–	–	–	–	–	–	–	–
FDIC special assessment	518	0.02	2,755	0.09	–	–	–	–	–	–	–	–
Unrealized (gain) on equity method investments	(8,608)	(0.26)	–	–	–	–	–	–	–	–	–	–
Loss upon acquisition of interest-only GNMA securities	–	–	–	–	–	0	–	–	–	–	5,682	0.18
Losses on sale of non-QM residential mortgage loans	–	–	–	–	–	0	–	–	–	–	595	0.02
Core earnings	**$ 183,105**	**$ 5.60**	**$ 248,233**	**$ 7.72**	**256,415**	**7.63**	**344,700**	**10.23**	**119,526**	**3.77**	**72,013**	**2.28**
One-time non-interest expense items recorded in 2024 (after-tax):												
Deposit servicing fees prior to 2024	5,405	0.17	–	–	–	–	–	–	–	–	–	–
FDIC premiums prior to 2024	3,200	0.10	–	–	–	–	–	–	–	–	–	–
Non-income taxes prior to 2024	(2,457)	(0.08)	–	–	–	–	–	–	–	–	–	–
Total one-time non-interest expense items	6,148	0.19	–	–	–	–	–	–	–	–	–	–
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 189,253**	**$ 5.78**	**$ 248,233**	**$ 7.72**	**256,415**	**7.63**	**344,700**	**10.23**	**119,526**	**3.77**	**72,013**	**2.28**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

34

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Return on Average Assets and Adjusted Core Return on Average Assets - Customers Bancorp

(dollars in thousands except per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
GAAP net income	$ 12,912	$ 26,915	$ 46,743	$ 58,085	$ 49,726
Reconciling items (after tax):					
Severance expense	—	1,198	540	1,928	—
Impairment loss on investment securities	39,875	—	—	—	—
Legal settlement	—	157	—	—	—
(Gains) losses on investment securities	(124)	20,035	(322)	561	57
Derivative credit valuation adjustment	210	(306)	185	(44)	169
Unrealized losses on loans held for sale	518	110	498	—	—
FDIC special assessment	—	—	—	138	380
Unrealized (gain) on equity method investments	—	(292)	—	(8,316)	—
Core net income	**$ 53,391**	**$ 47,817**	**$ 47,644**	**$ 52,352**	**$ 50,332**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	(2,457)	—	—
Total one-time non-interest expense items	—	—	(2,457)	—	8,605
Core net income adjusted for one-time non-interest expense items	**$ 53,391**	**$ 47,817**	**$ 45,187**	**$ 52,352**	**$ 58,937**
Average total assets	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 21,335,229
Core return on average assets	**0.97 %**	**0.86 %**	**0.89 %**	**1.00 %**	**0.95 %**
Adjusted core return on average assets (adjusted for one-time non-interest expense items.)	**0.97 %**	**0.86 %**	**0.85 %**	**1.00 %**	**1.11 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

35

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
GAAP net income to common shareholders	$ 9,523	$ 23,266	$ 42,937	$ 54,300	$ 45,926
Reconciling items (after tax):					
Severance expense	—	1,198	540	1,928	—
Impairment loss on investment securities	39,875	—	—	—	—
Legal settlement	—	157	—	—	—
(Gains) losses on investment securities	(124)	20,035	(322)	561	57
Derivative credit valuation adjustment	210	(306)	185	(44)	169
Unrealized losses on loans held for sale	518	110	498	—	—
FDIC special assessment	—	—	—	138	380
Unrealized (gain) on equity method investments	—	(292)	—	(8,316)	—
Core earnings	**$ 50,002**	**$ 44,168**	**$ 43,838**	**$ 48,567**	**$ 46,532**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	(2,457)	—	—
Total one-time non-interest expense items	—	—	(2,457)	—	8,605
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 50,002**	**$ 44,168**	**$ 41,381**	**$ 48,567**	**$ 55,137**
Average total common shareholders' equity	$ 1,730,910	$ 1,683,838	$ 1,636,242	$ 1,576,595	$ 1,529,211
Core return on average common equity	**11.72 %**	**10.44 %**	**10.66 %**	**12.39 %**	**12.24 %**
Adjusted core return on average common equity (adjusted for one-time non-interest expense items)	**11.72 %**	**10.44 %**	**10.06 %**	**12.39 %**	**14.50 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

36

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Pre-Tax Pre-Provision Net Income and ROAA and Adjusted Core Pre-Tax Pre-Provision Net Income and ROAA - Customers Bancorp

(dollars in thousands except per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
GAAP net income	$ 12,912	$ 26,915	$ 46,743	$ 58,085	$ 49,726
Reconciling items:					
Income tax expense	(1,024)	8,946	(725)	19,032	15,651
Provision (benefit) for credit losses	28,297	21,194	17,066	18,121	17,070
Provision (benefit) for credit losses on unfunded commitments	1,208	(664)	642	1,594	430
Severance expense	—	1,595	659	2,560	—
Impairment loss on investment securities	51,319	—	—	—	—
Legal settlement	—	209	—	—	—
(Gains) losses on investment securities	(160)	26,678	(394)	744	75
Derivative credit valuation adjustment	270	(407)	226	(58)	222
FDIC special assessment	—	—	—	183	500
Unrealized (gain) on equity method investments	—	(389)	—	(11,041)	—
Unrealized losses on loans held for sale	667	147	607	—	—
Net income - pre-tax pre-provision	**$ 93,489**	**$ 84,224**	**$ 64,824**	**$ 89,220**	**$ 83,674**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	—	—	—	7,106
FDIC premiums prior to 2024	—	—	—	—	4,208
Non-income taxes prior to 2024	—	—	(2,997)	—	—
Total one-time non-interest expense items	—	—	(2,997)	—	11,314
Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)	**$ 93,489**	**$ 84,224**	**$ 61,827**	**$ 89,220**	**$ 94,988**
Average total assets	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 21,335,229
Core pre-tax pre-provision ROAA	**1.70 %**	**1.51 %**	**1.21 %**	**1.71 %**	**1.58 %**
Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)	**1.70 %**	**1.51 %**	**1.16 %**	**1.71 %**	**1.79 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

37

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Efficiency Ratio and Adjusted Core Efficiency Ratio - Customers Bancorp

(dollars in thousands except per share data)		Q1 2025		Q4 2024		Q3 2024		Q2 2024		Q1 2024
GAAP net interest income	$	167,446	$	167,821	$	158,545	$	167,653	$	160,385
GAAP non-interest income	$	(24,490)	$	(391)	$	8,557	$	31,037	$	21,231
(Gains) losses on investment securities		(160)		26,678		(394)		744		75
Derivative credit valuation adjustment		270		(407)		226		(58)		222
Unrealized (gain) on equity method investments		–		(389)		–		(11,041)		–
Unrealized losses on loans held for sale		667		147		607		–		–
Impairment loss on investment securities		51,319		–		–		–		–
Core non-interest income		27,606		25,638		8,996		20,682		21,528
Core revenue	$	195,052	$	193,459	$	167,541	$	188,335	$	181,913
GAAP non-interest expense	$	102,771	$	110,375	$	104,018	$	103,452	$	99,169
Severance expense		–		(1,595)		(659)		(2,560)		–
FDIC special assessment		–		–		–		(183)		(500)
Legal settlement		–		(209)		–		–		–
Core non-interest expense	**$**	**102,771**	**$**	**108,571**	**$**	**103,359**	**$**	**100,709**	**$**	**98,669**
One-time non-interest expense items recorded in 2024:										
Deposit servicing fees prior to 2024		–		–		–		–		(7,106)
FDIC premiums prior to 2024		–		–		–		–		(4,208)
Non-income taxes prior to 2024		–		–		2,997		–		–
Total one-time non-interest expense items		–		–		2,997		–		(11,314)
Adjusted core non-interest expense	**$**	**102,771**	**$**	**108,571**	**$**	**106,356**	**$**	**100,709**	**$**	**87,355**
Core efficiency ratio (1)		**52.69 %**		**56.12 %**		**61.69 %**		**53.47 %**		**54.24 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) (2)		**52.69 %**		**56.12 %**		**63.48 %**		**53.47 %**		**48.02 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

38

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Non-Interest Expense to Average Total Assets and Adjusted Core Non-Interest Expense to Average Total Assets- Customers Bancorp

(dollars in thousands except per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
GAAP non-interest expense	$ 102,771	$ 110,375	$ 104,018	$ 103,452	$ 99,169
Severance expense	—	(1,595)	(659)	(2,560)	—
FDIC special assessment	—	—	—	(183)	(500)
Legal settlement	—	(209)	—	—	—
Core non-interest expense	**$ 102,771**	**$ 108,571**	**$ 103,359**	**$ 100,709**	**$ 98,669**
One-time non-interest expense items recorded in 2024:					
Deposit servicing fees prior to 2024	—	—	—	—	(7,106)
FDIC premiums prior to 2024	—	—	—	—	(4,208)
Non-income taxes prior to 2024	—	—	2,997	—	—
Total one-time non-interest expense items	—	—	2,997	—	(11,314)
Adjusted core non-interest expense	**$ 102,771**	**$ 108,571**	**$ 106,356**	**$ 100,709**	**$ 87,355**
Average total assets	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 21,335,229
Core Non-interest Expense to average assets	**1.87 %**	**1.95 %**	**1.94 %**	**1.93 %**	**1.86 %**
Adjusted core non-interest expense to average total assets (adjusted for one-time non-interest expense items)	**1.87 %**	**1.95 %**	**1.99 %**	**1.93 %**	**1.65 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

39

40 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 GAAP total shareholders' equity $ 1,864,560 $ 1,836,683 $ 1,801,180 $ 1,746,865 $ 1,691,617 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,723,137 $ 1,695,260 $ 1,659,757 $ 1,605,442 $ 1,550,194 GAAP Total assets $ 22,423,044 $ 22,308,241 $ 21,456,082 $ 20,942,975 $ 21,347,367 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 22,419,415 $ 22,304,612 $ 21,452,453 $ 20,939,346 $ 21,343,738 Tangible common equity to tangible assets 7.7% 7.6% 7.7% 7.7% 7.3%

41 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 GAAP total shareholders' equity $ 1,864,560 $ 1,836,683 $ 1,801,180 $ 1,746,865 $ 1,691,617 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,723,137 $ 1,695,260 $ 1,659,757 $ 1,605,442 $ 1,550,194 Common shares outstanding 31,479,132 31,346,507 31,342,107 31,667,655 31,521,931 Tangible book value per common share $ 54.74 $ 54.08 $ 52.96 $ 50.70 $ 49.18

42 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17